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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





         As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Form 8-K.







Denver, Colorado
February 27, 1998

                                             /s/ Arthur Andersen LLP


                                             ARTHUR ANDERSEN LLP